EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

                                  [LETTERHEAD]

      We consent to the use in the Registration Statement of Swiss Medica, Inc. on Form SB-2 of our Auditors' Report, dated March 22, 2004, on the consolidated balance sheets of Swiss Medica, Inc. as of December 31, 2003 and 2002, and the related consolidated statements of operations, cash flows, and changes in stockholders' equity.

      In addition, we consent to the reference to us under the heading "Experts" in the Registration Statement.


                                      "Russell Bedford Stefanou Mirchandani LLP"
                                      Certified Public Accountants

McLean, Virginia
February 14, 2005


                                 EXHIBIT 23.2-1